

KEY MINING CORP.

Investor Presentation

April 2026

Disclaimers and Other Important Information

Disclaimers and Other Important Information

This presentation (this “Presentation”) is being furnished to you (any such recipient, together with its subsidiaries and affiliates, the “Recipient”) by Compass Digital Acquisition Corp., a Cayman Islands exempted company (“CDAQ”), Titan Holdings Corp., a Delaware corporation and wholly-owned subsidiary of CDAQ (“Pubco”), and Key Mining Corp., a Delaware corporation (the “Company”, “Key Mining”, or “KMC,” and together with CDAQ and Pubco, the “Parties”) solely for informational purposes in connection with a proposed business combination among the Parties and related transactions (the “Business Combination” and, together with the proposed private placement of securities of CDAQ or Pubco (the "PIPE Offering”), the "Transactions"). By viewing this Presentation, the Recipient will be deemed to have agreed to the obligations and restrictions set out below.

This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction, in connection with the Transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any other solicitation or offering of securities shall be made only by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or an exemption therefrom. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

No representations or warranties, express or implied, are given in, or in respect of, this Presentation. This Presentation is subject to updating, completion, revision, verification and further amendment. None of the Parties or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation or determined if this Presentation is truthful, accurate or complete, and it is an offense to claim otherwise.

No Party nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, members, directors, officers, employees, advisers or agents (collectively, “Representatives”) makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written, oral or other communications transmitted or otherwise made available to the Recipient in the course of its evaluation of the Transactions, and nothing contained herein shall be relied upon as a promise or representation as to the past or future performance. To the fullest extent permitted by law, none of the Parties nor any of their Representatives shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, the information contained herein does not purport to contain all of the information that may be required to evaluate the Transactions. The information contained in this Presentation is provided as of the date hereof and may change, and none of the Parties nor any of their Representatives undertakes any obligation to update such information, including in the event that such information becomes inaccurate or incomplete. The general explanations included in this Presentation cannot address, nor is intended to address, your specific investment objectives, financial situations or financial needs.

Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with any Party or their respective Representatives, as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Parties and each of the Transactions. Recipients of this Presentation should read the definitive documents for the Business Combination and make their own evaluation of the Parties and the Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.
You are urged to request any additional information you may consider necessary or desirable in making an informed investment decision. You (and your Representative, if any) are invited, prior to the entry into any definitive documentation with respect to the consummation of the Business Combination, to ask questions of, and receive answers from, the Parties concerning the Transactions and to obtain additional information regarding the Transactions, to the extent the same can be acquired without unreasonable effort or expense, in order to verify the accuracy of the information contained herein.

Forward-Looking Statements

This Presentation (and any oral statements regarding the subject matter of this Presentation) contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Parties and the Transactions, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding CDAQ, KMC, Pubco, the Transactions and statements regarding the anticipated benefits and timing of the completion of the Transactions; the Parties’ goals and growth strategies; the Parties’ future business development, results of operations and financial condition; the Parties’ ability to compete successfully with their competitors; government policies and regulations relating to the Parties’ operations; general economic and business condition; the Parties’ ability to attract and retain qualified senior management personnel and employees; Pubco’s listing on an applicable securities exchange; expected operating costs of the Parties’ and their subsidiaries; the satisfaction of closing conditions to the Transactions; and expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including, but not limited to: the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of Pubco’s or CDAQ’s securities; the risk that the Business Combination may not be completed by CDAQ’s business combination deadline; the failure by the Parties to satisfy the conditions to the consummation of the Business Combination, including the approval of CDAQ’s shareholders; the risk that the Parties’ will not be able to raise the anticipated PIPE Offering financing that they are seeking in connection with the Business Combination or that the terms of such financing will be on less desirable terms and conditions they currently anticipate;

Disclaimers and Other Important Information (cont'd)

the risk that the Parties fail to realize the anticipated benefits of the Transactions; the risk that the redemptions of CDAQ's public shareholders may reduce the public float of, reduce the liquidity of the trading market of, the securities of CDAQ; the failure to obtain or maintain the listing of Pubco's securities on any securities exchange after closing of the Business Combination; costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco's anticipated operations and business; risks related to increased competition in the industries in which KMC operates; risks that after consummation of the Business Combination, the Parties experiences difficulties managing their growth and expanding operations; the outcome of any potential legal proceedings that may be instituted against CDAQ, KMC, Pubco or others following the announcement of the Business Combination; and those risk factors discussed in documents of CDAQ, Pubco or KMC filed, or to be filed, with the Securities and Exchange Commission ("SEC").

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the final prospectus of CDAQ dated as of October 14, 2021 and filed by CDAQ with the SEC on October 18, 2021, CDAQ's Quarterly Reports on Form 10-Q, CDAQ's Annual Reports on Form 10-K and the registration statement on Form S-4 and proxy statement/prospectus that has been filed by CDAQ, Pubco and KMC, and other documents filed by CDAQ, Pubco, and KMC from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of the Parties presently know or that the parties currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the Parties or any of their Representatives assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the Parties or any of their Representatives give any assurance that any Party will achieve its expectations. The inclusion of any statement in this Presentation does not constitute an admission by CDAQ, KMC, Pubco or any other person that the events or circumstances described in such statement are material.

Non-GAAP Financial Measures

This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP"), including, but not limited to, earnings before interest, taxes, depreciation and amortization ("EBITDA") and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing KMC's financial results. Therefore, these measures, and other measures that are calculated using such non-GAAP measures, should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that CDAQ's, Pubco's and KMC's presentation of these measures may not be comparable to similarly titled measures used by other companies. CDAQ, Pubco and KMC believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to KMC's financial condition and results of operations. CDAQ, Pubco and KMC believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in KMC, and in comparing KMC's financial measures with those of other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining financial measures. Please refer to footnotes where presented on each page of this Presentation or to the tables therein for a reconciliation of these measures to what KMC believes are the most directly comparable measure evaluated in accordance with GAAP. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. The presentation of such non-GAAP measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that KMC's future results and cash flows will be unaffected by other unusual or nonrecurring items. It is expected the variability of these items could have a significant impact on the reported GAAP financial results.

Industry and Market Data

All trademarks, service marks, and trade names of any Party or their respective affiliates used herein are trademarks, service marks, or registered trade names of such Party or its respective affiliate, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any Party, or an endorsement or sponsorship by or of any Party. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any Party or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names.

Disclaimers and Other Important Information (cont'd)

Trademarks and Intellectual Property
All trademarks, service marks, and trade names of any Party or their respective affiliates used herein are trademarks, service marks, or registered trade names of such Party or its respective affiliate, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any Party, or an endorsement or sponsorship by or of any Party. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any Party or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names.

Additional Information and Where to Find It
In connection with the Business Combination, CDAQ, Pubco and KMC have filed relevant materials with the SEC, including a registration statement on Form S-4, which includes a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all CDAQ shareholders. CDAQ and Pubco will also file other documents regarding the Transactions with the SEC.

Before making any voting or investment decision, investors, shareholders and other interested persons of CDAQ are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with Transactions carefully and in their entirety as they become available because they will contain important information about the Transactions.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CDAQ through the website maintained by the SEC at www.sec.gov.

The documents filed by CDAQ, Pubco, and KMC with the SEC also may be obtained free of charge, once available, on the SEC's website at www.sec.gov or by directing a request to: Compass Digital Acquisition Corp., 195 US HWY 50, Suite 207, Zephyr Cove, NV 89448, or upon written request to info@keyminingcorp.com respectively.

Participants in Solicitation
CDAQ, Pubco, KMC and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from CDAQ's shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of CDAQ securities are, or will be, contained in CDAQ and Pubco's filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of CDAQ's shareholders in connection with the Business Combination, including and the names and interests of KMC and Pubco's directors and executive officers, is set forth in the proxy statement/prospectus included in the Form S-4 for the Business Combination, which has been filed by CDAQ, Pubco, and KMC with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Introductions

KEY MINING CORP.

COMPASS DIGITAL ACQUISITION CORP.



Cesar Lopez
Founder, CEO, and Director

- Serial mining entrepreneur
- 25 years of experience in exploration stage mining in multiple countries

NEW ENERGY METALS CORP.
AQM COPPER INC.



John Ryan
Founder & VP Corp Affairs

- Senior executive and director of multiple publicly listed mining companies
- Previously Founder & Director of Fermi Uranium

GOLD EXPRESS MINES
fermi uranium corp.



Thomas Hennessy
CEO & Director

- Repeat SPAC Sponsor
- President of Hennessy Capital Group
- Previous public director roles

HENNESSY CAPITAL
ADIA
equity international
Porch Group
CREDIT SUISSE



Nick Geeza
CFO

- Repeat SPAC CFO
- Prior management roles at Capital Preferences and US Bank Capital Markets

HENNESSY CAPITAL
CapitalPreferences
usbank
J.P.Morgan

Critical Minerals Thesis

Critical Minerals Power the Modern Economy

- Semiconductors
- Defense
- Magnets
- Manufacturing
- Communications
- Renewables

Strong and Sustained Demand Growth[1]

Global Critical Minerals Market ($B)



2024
$328B
~7.5% CAGR
2032
$587B

Highly Concentrated and Vulnerable Supply Chain[2]

World Rare Earth Production & Reserves (2024)



Rest of the World, 19%
United States, 12%
China, 69%

Increased Government Focus on Critical Mineral Security

2025	**Trump Executive Order 14241**	Directs "Immediate Measures to Increase American Mineral Production"
2025	**Trump Executive Orders 14156 & 14154**	Mandate expanded domestic exploration, processing, and supply-chains
2024	**U.S. Critical Minerals Strategy**	National plan to secure reliable critical mineral supplies domestically
2022	**Inflation Reduction Act**	Targeted tax credits, grants, and incentives to boost U.S. production

1) Source: DataM Intelligence Report 2024
2) Source: US Geological Survey – Mineral Commodity Summaries 2025

Investment Highlights

Global Critical Minerals & Infrastructure Company

Multi-jurisdiction strategy acquiring high-value critical mineral assets across the US, Chile, and select countries

Flagship Titanium Project

100% owned Cerro Blanco Titanium Project in Chile ranks among the world's top rutile deposits, supported by extensive technical work and a completed S-K1300

Water Desalination Project

Nearing ready-to-build status with advanced-stage permitting supporting the Titanium project and enabling third-party offtake revenue

US Critical Minerals Project

100% owned copper exploration claims in Arizona, strategically located adjacent to a brownfield, PEA-stage open-pit copper project

Differentiated Acquisition Pipeline

Proprietary relationships and access to high-quality mining assets globally, enabling a scalable M&A growth model

Proven Management Team

Top leadership with decades of global mining exploration, development, and M&A experience across multiple successful projects and jurisdictions

Proposed Transaction Overview

BUSINESS COMBINATION

- CDAQ intends to complete a proposed business combination (the "Business Combination") with Key Mining Corp. ("KMC", or "Key Mining"), a global critical minerals and infrastructure company with 100% ownership of the Titanium Project and Water Desalination Project (collectively, the "Cerro Blanco Project") in the Atacama Region of Chile.
- The Business Combination is targeted to close in 1H 2026, subject to the satisfaction of customary closing conditions.

VALUATION

- The Business Combination values KMC at a pre-money equity value of $230M and implies a pro forma combined enterprise value of approximately $303 million.[1]
- Existing KMC shareholders (including holders of KMC options and warrants) will roll 100% of their equity as part of the Business Combination.

CAPITAL STRUCTURE

- The Business Combination will be funded by a combination of CDAQ cash held in trust, proceeds from potential transaction financing, and common stock received by KMC shareholders.
- Following the Business Combination, the combined company is expected to have approximately $15 million net cash on the balance sheet to fuel growth.[1]

1) See assumptions on slide 39, including $20M in gross proceeds from remaining CDAQ trust account proceeds after redemptions and anticipated PIPE Offering

Contents



Cerro Blanco Titanium Project, Atacama, Chile

KEY MINING CORP.

Aiming to build a leading global mining platform by acquiring, advancing, and developing critical mineral & infrastructure assets throughout the Americas

KMC Project Portfolio

Advancing Critical Minerals Projects in US & Chile


Atacama,
Chile

100% Owned Titanium Project

- Cerro Blanco Titanium Project – Atacama, Chile



KMC at a Glance

Global Critical Minerals

Key Mining focuses on acquiring, advancing, and developing critical mineral assets across the Americas.

Experienced Leadership Team

Experienced management team with decades of international mining success, positioned to execute Key Mining's expansion and acquisition strategy.

Flagship Titanium Asset

Key Mining is advancing its 100%-owned Cerro Blanco Titanium Project in Chile, supported by extensive technical work and a completed S-K1300

Advanced Permitting Stage Water Desalination Project

Near Ready-to-Build (RTB) Water desalination project in advanced permitting stage supports Cerro Blanco Titanium Project development and draws strong interest from third-party offtakers.

Cerro Blanco Titanium Project

#10
Rutile Deposit Worldwide

2,830k tons
Contained TiO_2

26,865m
Historical Drilling Completed

Q1 2029
Production Target

Water Desalination Project

Q1 2029
Estimated Plant Commissioning

440l/s
Planned Desalination Volume

Near RTB
Current Status

<20km
From KMC's Titanium Project

Critical Minerals Asset Acquisition Pipeline

Growing project pipeline with recently acquired Arizona Copper Project

Proven ability to advance critical mineral assets with government support for fast-track permitting

Source: S&P Global Market Intelligence Report as of 2022

KMC Management Team

Top Leadership with Decades of Global Mining Expertise



CESAR LOPEZ

Founder, CEO, and Director

Mining Attorney, M.Sc. Min. Econ., partner at Lopez & Ashton with over 25 years experience in exploration & mining. Former CEO/Founding Partner of AQM Copper, Centenario Copper Corp., Aegean Metals Corp., and White Mountain Titanium Corp.



JOHN RYAN

Founder & VP Corporate Affairs

Senior executive and director of many publicly listed resource companies in the U.S., Canada, the UK, and Australia. Mr. Ryan holds a B.S. in Mining Engineering from the University of Idaho and a J.D. from Boston College Law School.



HOWARD CROSBY

Founder & Director

Officer and director of several private and public mining companies during his career, including Cadence Resources, High Plains Uranium, US Silver, and Western Goldfield.



ENRIQUE CORREA

Founder & Chile Country Manager

Chilean lawyer with over 25 years of experience in banking and retail finance in South America. Previously served as General Counsel/Compliance Officer of Scotiabank Chile and as CEO for an exploitation copper mining company in Cerro Negro, Atacama, Chile.



REINALDO REYES

Project Manager

Mining engineer with over 25 years experience in exploration, mine planning and construction. Development of metallurgical, conceptual, pre-mining projects, feasibility, start-up and operation planning. Track record of success with majors including SQM.



MATIAS LARRAIN

Water Desalination Project Manager

Previously worked with Keepex SpA, a Chilean company specializing in desalination systems, water treatment, and environmental solutions.

Note: John May (Independent Director, fellow of the Institute of of Chartered Accountants in the UK) not pictured

Contents



Proposed Maritime Works
(intake, pump and pipeline to water
desalination plant) Atacama, Chile

Investing in Chile
Stable Economy with Low Geopolitical Risk

Pro-Business Policies

US Free Trade Agreement allows zero tariffs on trade in goods between the US and Chile

Chile imposes no capital controls or foreign ownership restrictions and ranks #1 in Latin America on the Heritage Economic Freedom Index

Only Latin American country rated A/A2 by S&P and Moody's

Chile is the Premier Investment Destination in Latin America

- **Open economy**, supported by **trade agreements with the most relevant economies** around the globe
- **Highest GDP per capita in Latin America**, with an average GDP growth of 3.2% for the last 20 years
- **Strong and independent institutions**, high levels of transparency and protection of property rights
- **OECD member since 2010 – the first South American country to be part of the organization** and the only one until the inclusion of Colombia in 2020

US-Chile Critical Minerals Declaration (March 2026)



President José Antonio Kast meeting with US Under Secretary of State Christopher Landau (March 2026)

The US and Chile signed a critical minerals joint declaration on President Kast's first day, establishing bilateral consultations and signaling a pro-investment shift

EXIM and DFC have been directed to back upstream critical mineral projects, with $14.1B and over $1B already committed or in pipeline

Source: World Bank, Chile Government, DLA Piper

Mining and Infrastructure in Chile
Globally Recognized Ethical Mining Hub for Multinationals

Chile - A Tier 1 Mining Jurisdiction

Mining rights are granted under the Chilean Mining Code and treated as real property, providing strong legal protection

Environmental approvals run through the SEIA system established by Law 19.300 and administered by the Environmental Evaluation Service (SEA)

Chile's mining sector drives the economy, contributing ~18% of GDP and over 50% of exports

Water, land and environmental approvals follow well defined processes with clear sequencing for developers

Chile's permitting timelines remain competitive for well prepared and proactively managed projects

Hub For Mining Giants With Major Investments

Company	Market Cap (as of 7th April 2026)	Commodity
BHP Group	US$180B	Copper
Rio Tinto	US$160	Copper
Newmont Corp	US$124	Gold and Copper
Freeport-McMoRan	US$87	Copper
Glencore	US$87	Copper
Barrick Mining	US$70	Gold and Copper
Anglo American	US$47	Copper
Teck Resources	US$26	Copper
Sociedad Quimica y Minera de Chile	US$21	Lithium, Potassium, Iodine, Specialty Chemicals
Lundin Mining	US$21	Gold and Copper

Source: Company Materials & Factset Market Data as of 7th April 2026, BNP Paribas Economic Research

Contents



Core Shack, Cerro Blanco Titanium Project
The Atacama, Chile

Cerro Blanco Titanium Project
Asset Overview

10th Largest rutile deposit in the world

EIS Permitted
(Mine, Plant, Water Desalination Plant, Pipeline, and Power Transmission Lines)

- **100% owned** by Key Mining in designated Mining District[1]
- S-K1300 compliant Measured & Indicated Resource of **107Mt at 1.78% TiO_2**
- Mining infrastructure with access to **roads, energy, water and port**
- 157 boreholes, with a total of 26,895 meters drilled historically
- Metallurgical test work, drillhole database, and engineering studies completed
- US based management with proven track record.
- **Technical team on ground in Chile**

Cerro Blanco Titanium Project Resource Estimate

Category	TiO_2 % cutoff	K mt	TiO_2 %	Contained TiO_2 (t)
Measured & Indicated	1.00%	106,841	1.78	1,898,200
Inferred	1.00%	67,614	1.38	932,300
Total		174,455		**2,830,500**



Thomas Hennessy (CDAQ's CEO) at Cerro Blanco Titanium Project

Source: EIS Permit Cerro Blanco 2015, S-K1300 Cerro Blanco 2025; S&P Global Market Intelligence
1) 23 of the 52 concessions are subject to a 2% NSR with a buyout right in favor of the Company

Investment Highlights
100% Ownership of a High-Grade Rutile Deposit

High-Grade Rutile
- Cerro Blanco is the 10th largest rutile deposit in the world[1]

EIS Permitted Project
- Environmental Impact Study (EIS) Permit includes permit to build mine, plant, power transmission lines and water desalination plant

Commercially Viable Grade & Recoveries
- Recoveries ranging from 75% to as high as 95% of TiO_2

100% Owned in Mining District
- 10,537-hectare property package in designated mining area
- Simplified landowner negotiations

Extensive Work Completed
- Drilling (26,865m), metallurgical testing, & engineering complete – simplifying future property development

Pilot Plant Program Underway
- Metallurgy program underway at pilot plant with SGS Lakefield, Toronto

Non-Binding MOU with Nippon Mining
- Non-Binding Memorandum of Understanding with Chilean Subsidiary of Nippon Mining for the potential offtake of Titanium Concentrate

Attractive Infrastructure
- Existing mining district with available water, roads, ports, railroad, and power

Source: S&P Global Market Intelligence Report 2022, Cerro Blanco S-K 1300, MOU with JX Nippon Mining & Metals Exploration Chile ltda and Company Materials

Rutile – Purest Source of Titanium
High-Value Critical Mineral with Structural Supply/Demand Gap

Rutile – A Strategic Critical Mineral

- **Essential titanium feedstock** for aerospace alloys, defense systems, and advanced manufacturing
- **Highest TiO_2 purity** versus ilmenite or synthetic alternatives, lower processing cost and emissions
- **Structural supply deficit** as legacy mines deplete and few new projects advance
- **Strategic mineral** with rising Western reshoring and defense procurement focus

Average Global Rutile Price (US$/t)



$1,161
$1,278
$1,518
$1,486
$1,410
$1,469
2020
2021
2022
2023
2024
2025

Primary Uses of Titanium



TiO_2 Pigment
- Paints & Dyes
- Plastics
- Paper



Welding Flux
- Ship Building
- Piping
- Steel Fabrication



Titanium Metal
- Aerospace
- Defense
- Biotech

Natural Rutile Represents <5% of Global Titanium Feedstock but Commands Premium Pricing

Feedstock	Overview	TiO_2 Content	Energy Intensity	Cost Sensitivity
Natural Rutile (TiO_2)	Highest-quality feedstock naturally available	92–95%	Low	Low
Synthetic rutile	Engineered Ilmenite (Generates 0.7 tons of waste per ton of product)	88–95%	High	High
Ilmenite ($Fe^{II}TiO_3$)	Abundant but requires extensive processing and cost layering	58-62%	Extreme	Extreme

Source: Maia Global Nature Rutile Market Research Report 2025, Iluka Resources, US Geological Services

Project Timeline
Critical Work Completed and Upcoming Milestones

2005–2012

Drilling Campaign 131 drill holes of over 20,000 meters
NI 43-101 by Thomas A. Henricksen (January 2008)
Soil Mechanics & Topography Study (AMEC, Rock Blast 2012)

- Metallurgical studies done by TZMI
- Tailings prefeasibility Report by AMEC
- Technical Reports including Pre-Feasibility Study

2013–2015

NI 43-101 by Behre Dolbear (July 2013)
Environmental Impact Assessment (EIS) approval (May 2015)

2023–2024

Acquisition of Cerro Blanco Project by Key Mining (May 2023)
S-K 1300 Resource Estimate
(Resource Development & Associates, August 2023)
Geological modeling (August – September 2023)

2025

Metallurgical Study Complete (Pilot Plant at SGS Lakefield Q4 2025)
Updated EIS Permit & **Maritime Concession (pending approval)**
Secured Easements for Mining and Water Desalination Plants

2027

Drilling Campaign
Complete S-K 1300 Compliant Feasibility Study

2029

Production Goal (Q1 2029)



Hernan Soza, geologist at Cerro Blanco Project, Atacama III, Chile

Source: Internal Company Materials